Exhibit 16.1

June 1, 2012

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549-7561

Commissioners:

We have read Magnum Hunter Resources Corporation’s statements included under Item 4.01 of its Form 8-K dated June 1, 2012, and we agree with such statements concerning our firm.

/s/ Hein & Associates LLP

Hein & Associates LLP

*****